UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund

385 East Colorado Boulevard Pasadena, CA 91101

(Address of Principal Executive Offices)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Item 1 – Schedule of Investments.

WESTERN ASSET/CLAYMORE

INFLATION–LINKED SECURITIES & INCOME FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 97.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	5,068,480	$5,936,457
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	492,164	560,183
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	33,117,302	36,861,114	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	11,784,480	16,002,959
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,009,827	1,232,541
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,869,604	5,458,561
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	16	19
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	13,055,520	16,242,908
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	16,872,509	15,450,207
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	6,735,820	5,946,463
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	4,906,992	5,248,563
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	3,743,260	3,745,892
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	60,620,916	60,663,532	(a)
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	42,122,036	43,602,878	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,036,919	4,083,593
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	672,458	713,803
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,779,689	15,780,777	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	4,195,880	4,251,605
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	16,519,177	18,009,769
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	852,953	905,795
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	13,079,329	13,183,558
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	7,413,678	7,875,298
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,107,160	3,394,330
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	7,354,575	7,808,492
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	13,858,581	14,137,915
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	25,632,271	25,043,523
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	10,308,698	10,063,062
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	21,882,428	21,171,249
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	4,463,681	4,415,210
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	6,704,543	6,738,065
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	5,297,952	5,086,447

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $384,348,119)				379,614,768

ASSET-BACKED SECURITIES - 0.0%
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.710%	9/25/27	964	924	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.705%	3/25/31	10,187	10,008	(b)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $4,872)				10,932

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
Banc of America Mortgage Securities Inc., 2003-D	2.622%	5/25/33	36,757	36,930	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.801%	11/25/34	80,722	79,059	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.468%	2/25/37	21,055	21,142	(b)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	4,291	4,370
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	5,212,527	931,461
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	2,479,582	278,503
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	7,346,494	886,569
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.937%	9/16/46	12,483,381	628,351	(b)
Government National Mortgage Association (GNMA), 2011-152 IO, IO	1.335%	8/16/51	9,525,512	526,761	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.916%	3/16/49	5,783,433	341,489	(b)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9% (continued)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.855%	2/16/53	8,990,292	$569,913	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.031%	1/16/53	2,507,697	215,787	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.860%	2/16/53	4,144,839	294,512	(b)
Government National Mortgage Association (GNMA), 2012-152 IO, IO	0.753%	1/16/54	7,896,712	519,872	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	3,949,765	293,793	(b)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.036%	6/16/55	6,867,278	485,475	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.382%	2/16/48	4,316,931	345,467	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.038%	9/16/55	4,244,207	313,643	(b)
GSR Mortgage Loan Trust, 2004-11 1A1	2.515%	9/25/34	187,493	178,262	(b)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.028%	10/25/33	41,112	41,456	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	1.990%	2/25/34	7,874	7,888	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.494%	11/25/33	8,471	8,628	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	1.936%	1/25/29	5,065	5,004	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.395%	2/25/34	20,380	20,593	(b)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	12,502	14,056
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	87,650	85,784
Sequoia Mortgage Trust, 2003-8 A1	0.794%	1/20/34	20,086	19,380	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.393%	8/25/33	18,303	18,910	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.187%	2/25/37	207,800	173,638	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	20,047	21,184

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $6,931,761)				7,367,880

CORPORATE BONDS & NOTES - 11.7%
CONSUMER STAPLES - 0.9%
Tobacco - 0.9%
Altria Group Inc., Senior Notes	2.850%	8/9/22	850,000	814,161
Altria Group Inc., Senior Notes	9.950%	11/10/38	1,000,000	1,653,462
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,000,000	951,004

TOTAL CONSUMER STAPLES				3,418,627

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,500,000	1,655,625
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,000,000	1,010,820
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,123,000	1,153,321
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,277,000	1,302,795
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,500,000	1,421,250	(c)

TOTAL ENERGY				6,543,811

FINANCIALS - 6.2%
Banks - 4.4%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	958,292
Bank of America Corp., Senior Notes	6.500%	8/1/16	970,000	1,058,706
Bank of America Corp., Senior Notes	4.100%	7/24/23	750,000	765,673
Bank of America Corp., Senior Notes	5.000%	1/21/44	810,000	854,500
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,160,000	2,321,190

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - 4.4% (continued)
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,273,000	$1,293,068
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,500,000	1,838,460
HSBC USA Inc., Senior Notes	2.375%	2/13/15	800,000	806,024
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	2,250,000	2,143,125	(b)(d)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,080,000	1,196,794
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/20/14	2,700,000	2,615,625	(b)(d)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,300,000	1,419,895

Total Banks				17,271,352

Capital Markets - 0.3%
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	1,000,000	1,123,250

Consumer Finance - 0.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	730,000	779,275	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	700,000	820,595

Total Consumer Finance				1,599,870

Diversified Financial Services - 1.1%
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	2,000,000	2,155,000	(b)(d)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000	2,018,829

Total Diversified Financial Services				4,173,829

TOTAL FINANCIALS				24,168,301

INDUSTRIALS - 0.6%
Airlines - 0.2%
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	976,153	987,134	(c)

Construction & Engineering - 0.4%
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,500,000	1,451,250	(c)

TOTAL INDUSTRIALS				2,438,384

MATERIALS - 1.0%
Chemicals - 0.4%
Braskem Finance Ltd., Senior Bonds	6.450%	2/3/24	710,000	738,400
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	790,000	808,170	(c)

Total Chemicals				1,546,570

Metals & Mining - 0.6%
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,000,000	944,860
Vale SA, Senior Notes	5.625%	9/11/42	1,362,000	1,332,607

Total Metals & Mining				2,277,467

TOTAL MATERIALS				3,824,037

TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,500,000	1,598,385	(c)
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,073,000	1,340,597
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	1,076,000	1,081,108	(c)

TOTAL TELECOMMUNICATION SERVICES				4,020,090

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.3%
Electric Utilities - 0.3%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,000,000		$1,182,186

TOTAL CORPORATE BONDS & NOTES (Cost - $43,940,489)					45,595,436

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 12.0%
Australia - 1.0%
Australia Government Bond, Senior Bonds	2.500%	9/20/30	3,400,000	AUD	3,831,441	(e)

Brazil - 6.6%
Federative Republic of Brazil, Notes	6.000%	8/15/22	55,310,010	BRL	22,925,524
Federative Republic of Brazil, Notes	6.000%	8/15/50	7,216,170	BRL	2,892,488

Total Brazil					25,818,012

Canada - 1.2%
Government of Canada, Bonds	4.250%	12/1/26	3,721,432	CAD	4,829,372

Japan - 0.7%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	283,797,000	JPY	2,789,323

Mexico - 0.5%
United Mexican States, Senior Bonds	4.500%	12/4/25	21,534,206	MXN	1,878,216

New Zealand - 1.0%
New Zealand Government Bond, Senior Bonds	2.000%	9/20/25	4,760,000	NZD	3,684,791	(e)

Sweden - 1.0%
Kingdom of Sweden, Bonds	0.250%	6/1/22	26,230,000	SEK	3,815,818

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $50,003,465)					46,646,973

SOVEREIGN BONDS - 6.9%
Brazil - 0.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	9,088,000	BRL	3,563,113

Mexico - 4.6%
United Mexican States, Bonds	8.000%	6/11/20	22,950,000	MXN	1,919,999
United Mexican States, Bonds	6.500%	6/9/22	195,250,000	MXN	15,050,467
United Mexican States, Medium-Term Notes	6.050%	1/11/40	840,000		991,200

Total Mexico					17,961,666

Russia - 0.4%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	1,370,000		1,534,715	(e)

South Africa - 1.0%
Republic of South Africa, Senior Notes	5.875%	9/16/25	3,700,000		4,070,000

TOTAL SOVEREIGN BONDS (Cost - $27,586,014)					27,129,494

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $512,814,720)					506,365,483

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 1.6%
Repurchase Agreements - 1.6%
Bank of America repurchase agreement dated 9/30/14; Proceeds at maturity - $6,100,000; (Fully collateralized by U.S. government obligations, 5.000% due 5/15/37; Market value - $6,222,002) (Cost - $6,100,000)	0.001%	10/1/14	6,100,000	$6,100,000

TOTAL INVESTMENTS - 131.6% (Cost - $518,914,720#)				512,465,483
Liabilities in Excess of Other Assets - (31.6)%				(123,148,995)

TOTAL NET ASSETS - 100.0%				$389,316,488

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$379,614,768	—	$379,614,768
Asset-backed securities	—	10,932	—	10,932
Collateralized mortgage obligations	—	7,367,880	—	7,367,880
Corporate bonds & notes	—	45,595,436	—	45,595,436
Non-U.S. Treasury inflation protected securities	—	46,646,973	—	46,646,973
Sovereign bonds	—	27,129,494	—	27,129,494

Total long-term investments	—	$506,365,483	—	$506,365,483

Short-term investments†	—	6,100,000	—	6,100,000

Total investments	—	$512,465,483	—	$512,465,483

Other financial instruments:
Futures contracts	$372,710	—	—	$372,710
Forward foreign currency contracts	—	$3,673,675	—	3,673,675

Total other financial instruments	$372,710	$3,673,675	—	$4,046,385

Total	$372,710	$516,139,158	—	$516,511,868

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Other financial instruments:
Futures contracts	$44,182	—	—	$44,182
Forward foreign currency contracts	—	$1,161,138	—	1,161,138
Centrally cleared interest rate swaps	—	387,938	—	387,938

Total	$44,182	$1,549,076	—	$1,593,258

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense”. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,161,138. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,312,305
Gross unrealized depreciation	(13,761,542)

Net unrealized depreciation	$(6,449,237)

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$69,332,717	0.17%	$133,581,901

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.12% to 0.25% during the period ended September 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $87,776.

At September 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate		Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.18%		8/12/2014	1/21/2015	$29,242,000
Deutsche Bank	0.18%		8/12/2014	1/21/2015	46,219,901
Deutsche Bank	0.21%		8/19/2014	1/21/2015	24,475,000
Morgan Stanley Morgan Stanley	0.18 0.18	% %	8/19/2014 8/19/2014	11/21/2014 11/21/2014	18,525,000 15,120,000

					$133,581,901

On September 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $137,569,137.

During the period ended September 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	203	$24,715
Options written	6,206	2,310,065
Options closed	(5,268)	(1,805,582)
Options exercised	(1,141)	(529,198)
Options expired	—	—

Written options, outstanding as of September 30, 2014	—	—

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	97	12/14	$14,419,971	$14,792,500	$372,529

Contracts to Sell:
U.S. Treasury 5-Year Notes	241	12/14	28,455,951	28,500,133	(44,182)
U.S. Treasury Long-Term Bonds	2	12/14	275,994	275,813	181

					$(44,001)

Net unrealized appreciation on open futures contracts					$328,528

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank, N.A.	26,000,000	$10,581,997	10/16/14	$(634,568)
Canadian Dollar	Citibank, N.A.	950,000	847,949	10/16/14	(26,181)
Mexican Peso	Citibank, N.A.	83,000,000	6,173,930	10/16/14	(186,167)
Mexican Peso	Citibank, N.A.	55,560,000	4,132,814	10/16/14	(94,885)
Mexican Peso	Citibank, N.A.	50,000,000	3,719,235	10/16/14	(91,189)
Canadian Dollar	Citibank, N.A.	4,651,817	4,149,271	11/14/14	(128,148)

					(1,161,138)

Contracts to Sell:
Australian Dollar	Citibank, N.A.	4,400,000	3,848,604	10/16/14	245,080
Brazilian Real	Bank of America N.A.	29,390,000	11,961,727	10/16/14	917,327
Brazilian Real	Citibank, N.A.	37,309,167	15,184,827	10/16/14	1,161,636
Canadian Dollar	Bank of America N.A.	5,490,000	4,900,254	10/16/14	104,221
Canadian Dollar	Citibank, N.A.	950,000	847,949	10/16/14	29,437
Japanese Yen	Bank of America N.A.	312,190,000	2,846,769	10/16/14	198,096
Mexican Peso	Citibank, N.A.	239,760,000	17,834,476	10/16/14	477,320
New Zealand Dollar	Citibank, N.A.	4,700,000	3,663,946	10/16/14	292,585
Swedish Krona	Citibank, N.A.	28,080,000	3,891,133	10/16/14	35,673
Canadian Dollar	Credit Suisse First Boston Inc.	4,651,817	4,149,270	11/14/14	96,289
Brazilian Real	Citibank, N.A.	4,383,549	1,755,302	12/15/14	116,011

					3,673,675

Net unrealized appreciation on open forward foreign currency contracts					$2,512,537

At September 30, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
RBS Greenwich	$13,010,000	2/15/40	3.383% semi-annually	3-Month LIBOR	$(12,398)	$(387,938)

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$372,710	$(44,182)	—	—	$(387,938)	$(59,410)
Foreign Exchange Risk	—	—	$3,673,675	$(1,161,138)	—	2,512,537

Total	$372,710	$(44,182)	$3,673,675	$(1,161,138)	$(387,938)	$2,453,127

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$95,185
Written options†	156,331
Futures contracts (to buy)	19,129,051
Futures contracts (to sell)	79,846,203
Forward foreign currency contracts (to buy)	8,785,885
Forward foreign currency contracts (to sell)	36,869,116

Average Notional Balance
Interest rate swap contracts	$1,301,000
Total return swap contracts†	22,798,000

†	At September 30, 2014, there were no open positions held in this derivative.

Item 2 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

Item 3 – Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Trustee and President

Date:	November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014